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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF FEBRUARY 2, 2005

                                      AMONG

                               OPEN SOLUTIONS INC.

                                       AND

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                       AND

                          WACHOVIA CAPITAL MARKETS, LLC

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                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (the "Agreement") is made and entered into this 2nd day of February, 2005, among Open Solutions Inc., a Delaware corporation (the "Company"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Initial Purchasers").

            This Agreement is made pursuant to the Purchase Agreement, dated January 27, 2005, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $235,000,000 million principal amount at maturity ($270,000,000 principal amount at maturity if the Initial Purchasers exercise their option in full) of the Company's Senior Subordinated Convertible Notes due 2035 (the "Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

            In consideration of the foregoing, the parties hereto agree as follows:

            1.    Definitions.

            As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

            "1934 Act" shall mean the Securities Exchange Act of l934, as amended from time to time.

            "Closing Date" shall mean the Closing Time as defined in the Purchase Agreement.

            "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

            "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

            "Holder" shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

            "Indenture" shall mean the Indenture relating to the Securities, dated as of February 2, 2005, between the Company and U.S. Bank, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

            "Initial Purchaser" or "Initial Purchasers" shall have the meaning set forth in the preamble.

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            "Majority Holders" shall mean the Holders of a majority of the outstanding Registrable Securities (assuming conversion of all Securities into Common Stock); provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company and other obligors on the Securities or any Affiliate (as defined in the Indenture) of the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

            "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Prospectus" shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Purchase Agreement" shall have the meaning set forth in the preamble.

            "Registrable Securities" shall mean all or any of the Securities issued from time to time under the Indenture in registered form, and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that any such Securities shall cease to be Registrable Securities when (i) a Shelf Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (ii) such Securities have been or may be sold to the public pursuant to Rule l44 (or any similar provision then in force, but not Rule
      144A) under the 1933 Act, (iii) such Securities shall have ceased to be outstanding or (iv) such Securities may be sold or transferred, other than by the Company's affiliates, pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities and any filings with the NASD), (iii) all expenses of the Company in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement, any Prospectus, any amendments or supplements thereto, any securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges,
      (v) all rating agency fees, (vi) the reasonable fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, (vii) the reasonable fees and expenses of the Trustee, and any escrow agent or custodian, (viii) the reasonable fees and expenses of counsel to the Holders in connection with an underwritten offering, which counsel

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      shall be selected by the Majority Holders, and (ix) any fees and expenses of any special experts retained by the Company in connection with any Shelf Registration Statement, but excluding any underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

            "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

            "Shelf Registration" shall mean a registration effected pursuant to
      Section 2.1 hereof.

            "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

            2.    Registration Under the 1933 Act.

            2.1   Shelf Registration.

                  (a) The Company shall, at its cost, no later than 90 days
            after the Closing Date, file with the SEC, and thereafter shall use commercially reasonable efforts to cause to be declared effective as promptly as practicable but no later than 180 days after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders that have provided the information pursuant to Section 2.1(d).

                  (b) The Company shall, at its cost, use commercially
            reasonable efforts, subject to Section 2.5, to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities (the "Effectiveness Period").

                  (c) Notwithstanding any other provisions hereof, the Company shall use commercially reasonable efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact

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      necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Notwithstanding any other provision hereof, no Holder of Registrable Securities may include any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached as Annex A to the Offering Memorandum (the "Questionnaire") and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. In order to be named as a selling securityholder in the Prospectus at the time of effectiveness of the Shelf Registration Statement, each Holder must, before the effectiveness of the Shelf Registration Statement and no later than the 20th day after the issuance of a press release by the Company announcing the initial filing of the Registration Statement (or the filing of the first amendment to the Shelf Registration Statement in the event the Company promptly files the Shelf Registration Statement following the date of this Agreement), furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing and the Company will include the information from the completed Questionnaire and such other information, if any, in the Shelf Registration Statement and the Prospectus in a manner so that upon effectiveness of the Shelf Registration Statement the Holder will be permitted to deliver the Prospectus to purchasers of the Holder's Registrable Securities. From and after the date that the Registration Statement is first declared effective by the SEC, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use commercially reasonable efforts to file within 20 business days any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder's Securities (subject to the Company's right to suspend the Shelf Registration Statement as described in Section 2.5 below); provided that the Company shall not be required to file more than one such amendment to the Shelf Registration Statement in any calendar quarter for all such Holders. Holders that do not deliver a completed written Questionnaire and such other information, as provided for in this Section 2.1(d), will not be named as selling securityholders in the Prospectus. Each Holder named as a selling securityholder in the Prospectus agrees to promptly furnish to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading and any other information regarding such Holder and the distribution of such Holder's Registrable Securities as the Company may from time to time reasonably request in writing.

            (e) Each Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Effectiveness Period, to notify the Company, within ten days of a written request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of such Holder's Registrable Securities have been so sold; provided that the Company shall use commercially reasonable efforts to confirm that all of such Holder's Registrable Securities have been so sold prior to making such assumption.

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      The Company shall not permit any securities other than Registrable
Securities to be included in the Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 2.3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            2.2 Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

            2.3. Effectiveness. (a) The Company will be deemed not have used its commercially reasonable efforts to cause the Shelf Registration Statement to become, or to remain, effective during the requisite period if the Company voluntarily takes any action, or fails to take any action, in each case solely to prevent any such Shelf Registration Statement not being declared effective or the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.

            (b) A Shelf Registration Statement pursuant to Section 2.1 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume.

            2.4 Interest. In the event that (a) a Shelf Registration Statement is not declared effective on or prior to the 180th calendar day following the Closing Date, (b) after effectiveness, subject to Section 2.5, the Shelf Registration Statement fails to be effective or usable by the Holders without being succeeded within seven business days by a post-effective amendment or a report filed with the SEC pursuant to the 1934 Act that cures the failure to be effective or usable, or (c) the Shelf Registration Statement is unusable by the Holders for any reason, and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds the Suspension Period (as defined in Section 2.5 hereof) (each such event being a "Registration Default"), as liquidated damages, the interest rate borne by the Securities shall be increased ("Liquidated Damages") by one-quarter of one percent (0.25%) per annum of the issue price of the Securities upon the occurrence of each Registration Default unless a Registration Default has previously occurred and is continuing, which rate will increase by one quarter of one percent each 90-day period that such Liquidated Damages continue to accrue under any such circumstance, provided that the maximum aggregate increase in the interest rate will in no event exceed one half of one percent (0.50%) per annum of the issue price of the Securities, provided further that no Liquidated Damages shall accrue after the second anniversary of the date of this Agreement. Upon the cure of all Registration Defaults then continuing, the accrual of Liquidated Damages will automatically cease and the interest rate borne by the Securities will revert to the original interest rate at such time. Liquidated Damages shall be computed based on the actual number of days elapsed in each 90-day period in which the Shelf Registration Statement is not effective or is unusable. Holders who have converted Securities into Common Stock will not be entitled to receive any Liquidated Damages with respect to such Common Stock or the issue price of the Securities converted.

            The Company shall notify the Trustee within ten business days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event

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Date"). Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date to the record Holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date to but excluding the day on which the Registration Default is cured.

            A Registration Default under clause (a) above shall be cured on the date that the Registration Statement is declared effective by the SEC, and a Registration Default under clauses (b) or (c) above shall be cured on the date an amended Registration Statement is declared effective by the SEC or the Company otherwise declares the Registration Statement and the Prospectus useable, as applicable. The Company will have no liabilities for monetary damages with respect to any Registration Default for which Liquidated Damages are expressly provided for herein.

            2.5. Suspension. The Company may suspend the use of any Prospectus, without incurring or accruing any obligation to pay Liquidated Damages pursuant to Section 2.4 hereof, for a period not to exceed 45 calendar days, or 60 calendar days in the event of a proposed or pending material business transaction, including without limitation, an acquisition or financing, recapitalization, business combination or other similar transaction, in any three-month period, or an aggregate of 120 calendar days in any twelve-month period, (each, a "Suspension Period") if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including without limitation proposed or pending corporate developments and similar events or because of filings with the SEC, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. Each Holder shall keep confidential any communications received by it from the Company regarding the suspension of the use of the Prospectus, except as required by applicable law.

            3.    Registration Procedures.

            In connection with the obligations of the Company with respect to Shelf Registration Statements pursuant to Section 2.1 hereof, the Company shall:

            (a) prepare and file with the SEC a Shelf Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all material respects with the applicable requirements of Regulation S-T under the 1933 Act, if any, and use commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

            (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary under applicable law to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to Section 2.5; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply during the Effectiveness Period with the provisions of the 1933 Act, the 1934 Act and the rules and

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regulations thereunder required to enable the disposition of all Registrable
Securities covered by the Shelf Registration Statement in accordance with the intended method or methods of distribution by the selling Holders thereof;

            (c) (i) notify each Holder of Registrable Securities of the filing, by issuing a press release, of a Shelf Registration Statement with respect to the Registrable Securities; (ii) upon prior request, furnish to each Holder of Registrable Securities that has provided the information required by Section 2.1(d) and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the unrestricted sale or other disposition of the Registrable Securities; and (iii) subject to Section 2.5 hereof and to any notice by the Company in accordance with Section 3(e) hereof of the existence of any fact of the kind described in Sections 3(e)(ii), (iii), (iv), (v) and (vi) hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities that has provided the information required by Section 2.1(d) in connection with the offering and sale of the Registrable Securities;

            (d) use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

            (e) notify promptly each Holder of Registrable Securities under a Shelf Registration that has provided the information required by Section 2.1(d) and, if requested by such Holder, confirm such advice in writing promptly (i) when a Shelf Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement of a material fact made in such Shelf Registration Statement or the related Prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of any determination by the Company that a post-effective amendment to such Shelf Registration Statement would be appropriate;

            (f) furnish special counsel for the Holders of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Shelf Registration Statement and Prospectus or for additional information;

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            (g) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement at the earliest possible moment;

            (h) furnish to each Holder of Registrable Securities that has provided the information required by Section 2.1(d), and each underwriter, if any, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

            (i) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities;

            (j) upon the occurrence of any event or the discovery of any facts, each as contemplated by Sections 3(e)(ii), (iii), (iv), (v) and (vi) hereof, as promptly as practicable after the occurrence of such an event, use commercially reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder that has provided the information required by Section 2.1(d) of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

            (k) no less than three business days prior to the filing of any Shelf Registration Statement, any Prospectus, any amendment to a Shelf Registration Statement or amendment or supplement to a Prospectus (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto), provide copies of such document to the Initial Purchasers on behalf of such Holders;

            (l) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with the Depositary;

            (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Registrable Securities (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

            (n) enter into such customary agreements and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities including but not limited to:

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                  (i) obtain opinions of counsel to the Company and updates
            thereof addressed to each selling Holder and the underwriters, if any, covering the matters set forth in the opinion of such counsel delivered on the Closing Date;

                  (ii) obtain "comfort" letters and updates thereof from the
            Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Shelf Registration Statement) addressed to the underwriters, if any, and use reasonable efforts to have such letter addressed to the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters substantially in the form and covering the matters covered in the comfort letter delivered on the Closing Date; and

                  (iii) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions.

The above shall be done solely in connection with the underwritten offering of securities off of such Shelf Registration Statement pursuant to an underwriting or similar agreement as and to the extent required thereunder, and reasonably requested by any of the parties thereto;

            (o) if reasonably requested in writing in connection with a disposition of Registrable Securities, make available for inspection during business hours by representatives of the Holders of the Registrable Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, and any counsel or accountant retained by any of the foregoing, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Shelf Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers, in each case as is customary for "due diligence" investigations; provided that, to the extent the Company, in its reasonable discretion, agrees to disclose non-public information, such persons shall first agree in writing with the Company that any such non-public information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement and such person shall not engage in trading any securities of the Company until such material non-public information becomes properly publicly available, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement upon a customary opinion of counsel for such persons delivered to the Company), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement, and provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by special counsel to the Holders. Any Person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy. All costs and expenses and fees (including attorneys' and other professional fees) incurred by any Holders pursuant to this Section 3(o) shall be solely at such Holder's expense;

            (p) a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus (other than amendments and supplements that do nothing more than name Holders and provide information with respect thereto), provide copies of such document to the Holders of Registrable Securities that have provided the information required by
Section 2.1(d), to the Initial Purchasers, to special counsel for the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters reasonably request within three business days of delivery of such copies and not file any such document in a form to which the Majority Holders, the Initial Purchasers on behalf of the Holders of Registrable Securities, special counsel for the Holders of Registrable Securities or any underwriter shall not have previously been advised and furnished a copy of or to which the Majority Holders, the Initial Purchasers of behalf of the Holders of Registrable Securities, counsel to the Holders of Registrable Securities or any underwriter shall reasonably object within three business days of delivery of such copies, and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchasers on behalf of such Holders, counsel for the Holders of Registrable Securities or any underwriter;

            (q) use commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or inter-dealer quotation system on which similar debt securities issued by the Company are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

            (r) if the Securities are rated, use commercially reasonable efforts to cause the Registrable Securities to be rated by the appropriate rating agencies;

            (s) otherwise comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

            (t) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

            Without limiting Section 2.1(d), the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

            Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii), (iii), (iv), (v) and (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof or written notice from the Company that the Shelf

Registration Statement is again effective and no amendment or supplement is needed, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

            In the event that a Registration Default has occurred and is continuing, the Company shall not file any Registration Statement with respect to any securities (within the meaning of Section 2(1) of the 1933 Act) of the Company other than Registrable Securities.

            If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be acceptable to the Company, provided however that no underwritten offering shall be effected pursuant to this Agreement without the prior written consent of the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

            4.    Indemnification; Contribution.

            (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder who has provided information to the Company in accordance with Section 2.1(d) hereof, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder or Underwriter expressly for use in a Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity provision shall not apply to any loss, liability, claim, damage or expense if the Holder fails to deliver at or prior to the written confirmation of sale the most recent Prospectus furnished to such Holder by the Company and such Prospectus, as amended or supplemented as of the time of such confirmation of sale, including any amendment or supplement filed with the SEC that is incorporated by reference in the Prospectus), would have corrected such untrue statement or omission or alleged untrue statement or omission of a material fact and delivery thereof was required by law.

            (b) Each Holder who has provided information to the Company in accordance with Section 2.1(d) hereof, severally, but not jointly, agrees to indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter and the other selling Holders who have provided information to the Company in accordance with Section 2.1(d) hereof, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by or on behalf of such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Registrable Securities on the one hand and a Holder with respect to the sale by the Holder of the Registrable Securities on the other hand; or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (i) and the relative fault of the indemnifying party on one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative fault of indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying parties or the indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it were offered exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director and officer of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or

Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 4 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

            5.    Miscellaneous.

            5.1 Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will use commercially reasonable efforts to file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities use commercially reasonable efforts to (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding any provision in this Section 5.1 to the contrary, nothing in this Agreement shall be deemed to require the Company to register any of its securities (other than the Common Stock) under the 1934 Act.

            5.2 No Inconsistent Agreements. Except as provided in the Amended and Restated Investor Rights Agreement, dated March 17, 2000, between the Company and the investors named therein (the "Investor Rights Agreement"), the Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth in the Investor Rights Agreement, the rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of any of the Company's other issued and outstanding securities under any such agreements.

            5.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Securities (with Holders of Securities deemed to be the Holders, for purposes of this Section 5.3, of the number of outstanding shares of Common Stock into which such Registrable Securities are or could be convertible on the date that consent would be required) affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, this Agreement may be amended by a written agreement between the Company and the Initial Purchasers, without the consent of the Holders of the Registrable Securities in order to cure any ambiguity or to correct or supplement any provision contained herein, provided that no such amendment shall adversely affect the interest of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any amendment, modification, waiver or consent pursuant to this Section 5.3, shall be bound by such amendment, modification, waiver or consent, whether or not any notice or writing indicating such amendment, modification, waiver or consent is delivered to such Holder.

            5.4 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company in a Questionnaire or by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; and (b) if to the Company, initially at the Company's address set forth in the Purchase Agreement, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: John A. Burgess, Esq., and thereafter at such other address of which notice is given in accordance with the provisions of this
Section 5.4.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile; and on the next business day if timely delivered to an overnight courier.

            Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

            5.5 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

            5.6 Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Securities) shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

            5.7 Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2.1 through
2.3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2.1 through 2.3 hereof.

            5.8 Restriction on Resales. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933
Act) not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

            5.9 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            5.10 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

            5.12 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            5.13 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    OPEN SOLUTIONS INC.

                                    By:/s/ Carl D. Blandino
                                       ------------------------------------
                                          Name: Carl D. Blandino
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer

Confirmed and accepted as
  of the date first above
  written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

WACHOVIA CAPITAL MARKETS, LLC

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED

By:/s/ Matthew Epstein
   ---------------------------------
   Name: Matthew Epstein
   Title: Director